Exhibit 28
















                                  GPU COMPANIES
                            EMPLOYEE SAVINGS PLAN FOR
                             NONBARGAINING EMPLOYEES

                    REPORT ON AUDITS OF FINANCIAL STATEMENTS
                               for the years ended
                           December 31, 1997 and 1996